Semiannual Report March 31, 1999


                             O P P E N H E I M E R
                                 Global Growth
                                  & Income Fund



                        [photo of globe, map and pencil]




                                     [logo]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

3 President's Letter

4 An Interview
  with Your Fund's
  Manager

11 Financial
   Statements

31 Officers and
   Trustees

32 Information and
   Services


Report highlights
--------------------------------------------------------------------------------

o Over the period, we invested primarily in the high growth, high dividend, cyclical and small company sectors.

o We repositioned our fixed income holdings to take advantage of investment opportunities in emerging market bonds.


Cumulative Total Returns
For the 6-Month Period
Ended 3/31/99

Class A
Without          With
Sales Chg.1      Sales Chg.2
-----------------------------
26.18%           18.92%
-----------------------------

Class B
Without          With
Sales Chg.1      Sales Chg.2
-----------------------------
25.71%           20.71%
-----------------------------

Class C
Without          With
Sales Chg.1      Sales Chg.2
-----------------------------
25.70%           24.70%
-----------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.
1. Includes changes in net asset value per share without deducting any sales charges.
2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.






2 Oppenheimer Global  Growth & Income  Fund

[photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
Global Growth &
Income Fund


Dear  shareholder,
--------------------------------------------------------------------------------

The strength of the U.S.economy continues to surprise and concern many analysts. At a time when the majority of the world's economies are beleaguered by financial strain, the U.S. economy has been growing at a remarkable rate.
     With respect to the U.S. bond market, stronger than expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax-exempt bond prices and yields have remained relatively stable.
     In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat through March 31. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.
     What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers may provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.
     Even though many equity investors may be tempted to focus their portfolio on the technology sector, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.
     No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.




Sincerely,


/s/ Bridget A. Macaskill
Bridget A. Macaskill
April 22, 1999





3 Oppenheimer  Global Growth & Income Fund

An interview with your Fund's  manager
--------------------------------------------------------------------------------


How did the Fund perform during the six-month period that ended
March 31, 1999?
We were pleased with the performance of Oppenheimer Global Growth & Income Fund during this period. As always, our investment strategy focused on companies that, in our opinion, stand to benefit from key global growth trends. We believe disciplined fund management enabled us to weather the sharp stock market decline that continued through the first two weeks of October 1998, and to participate in the subsequent market recovery.

What caused the volatility in the global financial markets?
The first two weeks of October 1998, saw the continuation of a decline in equity and bond markets that began earlier that summer. These market problems were driven by deepening economic difficulties in emerging markets around the world. While the European and U.S. economies remained strong, profits declined among multi-national companies because of weakening foreign demand for their products. As corporate profit growth slowed, average stock prices fell sharply in Europe and the United States. Concerns about the ability of corporate and government entities to meet their debt commitments drove most corporate and emerging market bond prices lower as well.





4 Oppenheimer  Global Growth & Income Fund

[photo of portfolio management team]
Portfolio Management
Team (l to r)
Frank Jennings
(Portfolio Manager)
William Wilby
George Evans


On October 15th, the Federal Reserve Board (the Fed) stepped in with a surprise cut in government lending rates. By signaling the Fed's willingness to act decisively in attempting to avoid a recession in the United States, the move bolstered investor confidence. Equities began to rise almost as quickly as they had fallen. Corporate and most emerging market bonds rebounded as well.

How did you manage the Fund in light of these events?
Our fundamental approach is based on identifying companies around the world that we believe stand to benefit from key global growth trends. This led us to focus on four key sectors of the equities market: high growth stocks, high dividend-yielding stocks, cyclical stocks and small company stocks.






5 Oppenheimer  Global Growth & Income Fund

Avg Annual Total Returns
For the Periods Ended 3/31/99(1)

Class A
                      Since
1 year     5 year     Inception
--------------------------------
0.16%      13.84%     12.85%
--------------------------------

Class B
                      Since
1 year     5 year     Inception
--------------------------------
0.98%      N/A        17.71%
--------------------------------

Class C
                      Since
1 year     5 year     Inception
--------------------------------
4.59%   14.32%        14.08%
--------------------------------


An interview with your Fund's manager
--------------------------------------------------------------------------------

First, we took advantage of historically attractive bargains among stocks with high growth potential, adding to many of our positions within technology, the Internet, healthcare and luxury goods. Many of these investments, such as our holdings in QUALCOMM, Inc., the U.S.-based digital wireless company, performed strongly during the market's recovery. Several of our longstanding, overseas growth- oriented investments, such as Porsche AG, also performed well. But keep in mind that foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards.
     Second, we found good investment opportunities among stocks that offered high dividends as well as the potential for capital appreciation. Many of these stocks were available for prices that, in our opinion, did not reflect the companies' intrinsic value. Some of these stocks appreciated during the recovery; others gained value when the companies themselves were purchased at substantial premiums to current market prices.



6 Oppenheimer  Global Growth & Income Fund

Third, we capitalized on favorable conditions among select industries that appeared poised for strong cyclical growth. For example, we believe the housing market is poised for expansion, given the growing demand for housing in today's low interest-rate environment. That's why we added to our position in George Wimpey plc, one of the largest house building companies in the United Kingdom.
     Finally, we observed several buying opportunities among smaller companies. Despite strong business fundamentals, many of these companies' stock prices fell dramatically during the summer of 1998 because they lack widespread support from analysts and institutional investors. In particular, we focused on small-cap companies with strong business franchises.







1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 10/22/90. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/10/95). Class C returns for the one-year result include the applicable contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.




7 Oppenheimer  Global Growth & Income Fund

An interview with your Fund's  manager
--------------------------------------------------------------------------------


How did you manage the Fund's fixed income investments?
We seek to cushion the Fund from some of the volatility of equities markets in general, and foreign markets in particular, through prudent investments in fixed income instruments.2 Our bond holdings helped achieve that result during the period covered by this report. For example, the Fund gained a measure of stability from our long-standing investment in bonds issued by the Industrial Bank of Japan.
     We also took advantage of growing opportunities among emerging market bonds. In particular, we identified significant values among Brady Bonds, which are U.S. dollar-denominated bonds of developing countries. In late 1998 and early 1999, concerns about the economic stability of Brazil and other Latin American nations drove up the interest rates of these bonds. We invested in Brady Bonds from Argentina, Brazil and Venezuela.

What is your outlook for the future?
Our investment approach is based on the relative strength and growth prospects of individual stocks and bonds worldwide, rather than on economic forecasts. However, we do believe that the U.S. economy remains fundamentally strong, and that Europe is beginning to achieve growing productivity. Signs of recovery can also be seen in some emerging markets. In our opinion, the Fund is





2. By prospectus, the Fund can invest up to 25% of its assets in "lower-grade" securities, which are commonly known as "junk bonds." Investing in junk bonds carries a greater risk of default.
3. Portfolio is subject to change. Percentages are as of March 31, 1999, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of March 31, 1999, and are based on total market value of stock holdings.







8 Oppenheimer  Global Growth & Income Fund

[tabular representation of pie chart]

Portfolio Allocation(3)

Stocks        82.6%
Bonds         17.4


well-positioned to benefit from global growth. We remain dedicated to our disciplined approach of participating in that growth while striving to cushion the effects of global volatility. That's what makes Oppenheimer Global Growth & Income Fund part of The Right Way to Invest.





Top 10 Country Holdings(4)
--------------------------------------------------------
 United States                                      42.0%
--------------------------------------------------------
 Great Britain                                      23.1
--------------------------------------------------------
 Germany                                             7.0
--------------------------------------------------------
 Mexico                                              4.6
--------------------------------------------------------
 Argentina                                           3.4
--------------------------------------------------------
 France                                              3.3
--------------------------------------------------------
 Brazil                                              3.1
--------------------------------------------------------
 Singapore                                           2.6
--------------------------------------------------------
 Switzerland                                         1.9
--------------------------------------------------------
 India                                               1.8
--------------------------------------------------------



Top 10 Stock Holdings(4)
--------------------------------------------------------
 QUALCOMM, Inc.                                      8.0%
--------------------------------------------------------
 Coherent, Inc.                                      4.8
--------------------------------------------------------
 Porsche AG, Preference                              4.2
--------------------------------------------------------
 National Semiconductor Corp.                        3.6
--------------------------------------------------------
 International Flavors & Fragrances, Inc.            3.2
--------------------------------------------------------
 Allied Domecq plc                                   3.2
--------------------------------------------------------
 Williams plc                                        2.7
--------------------------------------------------------
 Thorntons plc                                       2.5
--------------------------------------------------------
 Neurogen Corp.                                      2.5
--------------------------------------------------------
 Advanced Micro Devices, Inc.                        2.5
--------------------------------------------------------





9 Oppenheimer Global Growth & Income Fund

Financials
--------------------------------------------------------------------------------















10 Oppenheimer  Global Growth & Income Fund

Statement of Investments March 31, 1999 (Unaudited)



                                                                                                                    Market Value
                                                                                           Shares                   See Note 1
================================================================================================================================
Common Stocks--81.6%
--------------------------------------------------------------------------------------------------------------------------------
Basic Materials--3.2%
--------------------------------------------------------------------------------------------------------------------------------
Chemicals--3.2%
International Flavors & Fragrances, Inc.                                                     400,000                 $15,025,000
--------------------------------------------------------------------------------------------------------------------------------
Capital Goods--13.1%
--------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--2.0%
Halma plc                                                                                  6,255,000                   9,390,634
--------------------------------------------------------------------------------------------------------------------------------
Industrial Services--4.0%
Boskalis Westminster                                                                         120,000                   1,839,611
--------------------------------------------------------------------------------------------------------------------------------
Cookson Group plc                                                                          1,500,000                   3,477,447
--------------------------------------------------------------------------------------------------------------------------------
Grupo Elektra, SA de C.V., Sponsored GDR                                                     400,000                   2,600,000
--------------------------------------------------------------------------------------------------------------------------------
True North Communications, Inc.                                                              400,000                  11,250,000
                                                                                                                     -----------
                                                                                                                      19,167,058
--------------------------------------------------------------------------------------------------------------------------------
Manufacturing--7.1%
Friedrich Grohe AG                                                                            16,869                   4,024,741
--------------------------------------------------------------------------------------------------------------------------------
Morgan Crucible Co. plc                                                                    1,240,000                   4,383,797
--------------------------------------------------------------------------------------------------------------------------------
Societe BIC SA                                                                               190,000                   9,999,644
--------------------------------------------------------------------------------------------------------------------------------
Steinway Musical Instruments, Inc.(1)                                                        135,000                   2,995,313
--------------------------------------------------------------------------------------------------------------------------------
Williams plc                                                                               1,923,076                  12,417,697
                                                                                                                     -----------
                                                                                                                      33,821,192
--------------------------------------------------------------------------------------------------------------------------------
Communication Services--2.8%
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications-Long Distance--1.9%
Ascom Holding AG                                                                               6,000                   9,140,990
--------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.9%
Sprint Corp. (PCS Group)(1)                                                                  100,000                   4,431,250
--------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--14.7%
--------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--9.1%
Borg-Warner Automotive, Inc.                                                                  90,000                   4,303,125
--------------------------------------------------------------------------------------------------------------------------------
George Wimpey plc                                                                          4,000,000                  10,266,957
--------------------------------------------------------------------------------------------------------------------------------
Hanson plc                                                                                 1,000,000                   8,967,444
--------------------------------------------------------------------------------------------------------------------------------
Porsche AG, Preference                                                                         8,000                  19,734,789
                                                                                                                     -----------
                                                                                                                      43,272,315
--------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--4.4%
Ducati Motor Holding SpA(1)                                                                  460,000                   1,345,809
--------------------------------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                                                 400,000                  11,575,000
--------------------------------------------------------------------------------------------------------------------------------
Mandarin Oriental International Ltd.                                                       8,000,000                   5,200,000
--------------------------------------------------------------------------------------------------------------------------------
Societe du Louvre                                                                             40,000                   2,979,651
                                                                                                                     -----------
                                                                                                                      21,100,460



11 Oppenheimer  Global Growth & Income Fund




Statement of Investments (Unaudited) (Continued)



                                                                                                                    Market Value
                                                                                           Shares                   See Note 1
--------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--0.7%
Heilig-Meyers Co.                                                                            600,000                $  3,112,500
--------------------------------------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.5%
Hermes International SA                                                                       30,000                   2,396,676
--------------------------------------------------------------------------------------------------------------------------------
Consumer Staples--13.0%
--------------------------------------------------------------------------------------------------------------------------------
Beverages--3.9%
Allied Domecq plc                                                                          2,000,000                  14,883,859
--------------------------------------------------------------------------------------------------------------------------------
Highland Distilleries Co., plc                                                             1,000,000                   3,712,893
                                                                                                                     -----------
                                                                                                                      18,596,752
--------------------------------------------------------------------------------------------------------------------------------
Entertainment--2.5%
CBRL Group, Inc.                                                                             200,000                   3,600,000
--------------------------------------------------------------------------------------------------------------------------------
IHOP Corp.(1)                                                                                 70,000                   2,747,500
--------------------------------------------------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.(2)                                                               528,900                   5,619,563
                                                                                                                     -----------
                                                                                                                      11,967,063
--------------------------------------------------------------------------------------------------------------------------------
Food--3.1%
Thorntons plc(1)                                                                           3,100,000                  11,810,229
--------------------------------------------------------------------------------------------------------------------------------
United Biscuits (Holdings) plc(1)                                                          1,000,000                   3,042,958
                                                                                                                     -----------
                                                                                                                      14,853,187
--------------------------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--1.5%
Dairy Farm International Holdings Ltd.                                                     6,094,000                   7,069,040
--------------------------------------------------------------------------------------------------------------------------------
Household Goods--2.0%
Hindustan Lever Ltd.                                                                             150                       8,004
--------------------------------------------------------------------------------------------------------------------------------
Wella AG, Preference                                                                          13,000                   9,262,828
                                                                                                                     -----------
                                                                                                                       9,270,832
--------------------------------------------------------------------------------------------------------------------------------
Financial--3.5%
--------------------------------------------------------------------------------------------------------------------------------
Banks--0.6%
Merita Ltd., Cl. A(1)                                                                        500,000                   2,677,368
--------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--2.9%
Administradora de Fondos de Pensiones Provida SA, Sponsored ADR                              100,000                   1,875,000
--------------------------------------------------------------------------------------------------------------------------------
Edinburgh Fund Managers Group                                                                500,000                   3,268,960
--------------------------------------------------------------------------------------------------------------------------------
ICICI Ltd.                                                                                 4,000,000                   4,350,692
--------------------------------------------------------------------------------------------------------------------------------
Singer & Friedlander Group plc                                                             2,000,000                   4,213,327
                                                                                                                     -----------
                                                                                                                      13,707,979










12 Oppenheimer  Global Growth & Income Fund



                                                                                                                    Market Value
                                                                                           Shares                   See Note 1
--------------------------------------------------------------------------------------------------------------------------------
Healthcare--7.0%
--------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--7.0%
Cheminor Drugs Ltd.                                                                          203,800                $  1,349,699
--------------------------------------------------------------------------------------------------------------------------------
Chiron Corp.(1)                                                                              100,000                   2,193,750
--------------------------------------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.                                                                        140,000                   6,370,000
--------------------------------------------------------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(1)                                                          370,000                  11,562,500
--------------------------------------------------------------------------------------------------------------------------------
Neurogen Corp.(1)(2)                                                                       1,100,000                  11,756,250
                                                                                                                     -----------
                                                                                                                      33,232,199
--------------------------------------------------------------------------------------------------------------------------------
Technology--22.4%
--------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--1.9%
Psion plc                                                                                    600,000                   9,124,032
--------------------------------------------------------------------------------------------------------------------------------
Computer Software/Services--0.8%
Lernout & Hauspie Speech Products NV                                                         130,000                   3,900,000
--------------------------------------------------------------------------------------------------------------------------------
Communications Equipment--7.9%
QUALCOMM, Inc.(1)                                                                            300,000                  37,312,500
--------------------------------------------------------------------------------------------------------------------------------
Electronics--11.8%
Advanced Micro Devices, Inc.(1)                                                              750,000                  11,625,000
--------------------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.(1)                                                                    80,000                   4,935,000
--------------------------------------------------------------------------------------------------------------------------------
Coherent, Inc.(1)(2)                                                                       1,650,000                  22,687,500
--------------------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                                            1,800,000                  16,762,500
                                                                                                                     -----------
                                                                                                                      56,010,000
--------------------------------------------------------------------------------------------------------------------------------
Transportation--0.1%
--------------------------------------------------------------------------------------------------------------------------------
Shipping--0.1%
International Container Terminal Services, Inc.(1)                                         8,805,000                     590,786
--------------------------------------------------------------------------------------------------------------------------------
Utilities--1.8%
--------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--1.8%
Cia de Eletricidade do Estado da Bahia, Preference(1)                                     58,300,000                   1,597,683
--------------------------------------------------------------------------------------------------------------------------------
Hawaiian Electric Industries, Inc.                                                           200,000                   7,012,500
                                                                                                                     -----------
                                                                                                                       8,610,183
                                                                                                                     -----------
Total Common Stocks (Cost $365,537,409)                                                                              387,779,996

                                                                                           Units

================================================================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)                                     3,875                          --







13 Oppenheimer  Global Growth & Income Fund





Statement of Investments (Unaudited) (Continued)



                                                                                           Face                     Market Value
                                                                                           Amount(3)                See Note 1
================================================================================================================================
Foreign Government Obligations--11.3%
--------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas,
Series I, 2.953%, 4/1/07(4)ARP                                                            23,017,879                $ 16,014,762
--------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                            20,019,540                  12,762,457
--------------------------------------------------------------------------------------------------------------------------------
United Mexican States Treasury Bills, Zero Coupon, 26.259%,
1/13/00(5)MXP                                                                             24,807,400                   2,192,617
--------------------------------------------------------------------------------------------------------------------------------
United Mexican States Treasury Bills, Zero Coupon, 26.423%,
2/10/00(5)MXP                                                                            194,539,540                  16,918,240
--------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
Series A, 6%, 3/31/07(4)                                                                   8,380,952                   5,636,190
                                                                                                                    ------------
Total Foreign Government Obligations (Cost $48,754,969)                                                               53,524,266

================================================================================================================================
Non-Convertible Corporate Bonds and Notes--3.9%
--------------------------------------------------------------------------------------------------------------------------------
Bangkok Bank Public Co. Ltd., 8.75% Sub. Nts., 3/15/07(6)                                  6,175,000                   5,060,783
--------------------------------------------------------------------------------------------------------------------------------
Industrial Bank of Japan Preferred Capital Co. (The) LLC,
8.79% Bonds, 12/29/49(4)(6)                                                               10,000,000                   8,515,110
--------------------------------------------------------------------------------------------------------------------------------
Korea Development Bank, 7.125% Bonds, 9/17/01                                              5,000,000                   4,921,455
                                                                                                                    ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $19,155,862)                                                    18,497,348

================================================================================================================================
Convertible Corporate Bonds and Notes--2.0%
--------------------------------------------------------------------------------------------------------------------------------
Reckitt & Colman plc, 9.50% Cv. Capital Bonds, 3/31/05
(Cost $11,048,489)                                                                         3,800,000                   9,477,563

================================================================================================================================
Structured Instruments--0.0%
--------------------------------------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Russian Federal Loan Floating Rate
Linked Nts., Series 5023, 9.426%, 9/12/01 (Cost $1,806,427)(7)(8)                          2,000,000                      20,000
--------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $446,303,156)                                                 98.8%                469,299,173
--------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                  1.2                   5,575,046
                                                                                          ----------                ------------
Net Assets                                                                                     100.0%               $474,874,219
                                                                                          ==========                ============










14 Oppenheimer  Global Growth & Income Fund

--------------------------------------------------------------------------------
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:


Geographic Diversification                Market Value         Percent
----------------------------------------------------------------------
United States                             $196,876,750            42.0%
----------------------------------------------------------------------
Great Britain                              108,437,799            23.1
----------------------------------------------------------------------
Germany                                     33,022,358             7.0
----------------------------------------------------------------------
Mexico                                      21,710,857             4.6
----------------------------------------------------------------------
Argentina                                   16,014,762             3.4
----------------------------------------------------------------------
France                                      15,375,970             3.3
----------------------------------------------------------------------
Brazil                                      14,360,140             3.1
----------------------------------------------------------------------
Singapore                                   12,269,040             2.6
----------------------------------------------------------------------
Switzerland                                  9,140,990             1.9
----------------------------------------------------------------------
Japan                                        8,515,110             1.8
----------------------------------------------------------------------
India                                        5,708,396             1.2
----------------------------------------------------------------------
Venezuela                                    5,636,190             1.2
----------------------------------------------------------------------
Hong Kong                                    5,060,783             1.1
----------------------------------------------------------------------
Korea, Republic of (South)                   4,921,455             1.1
----------------------------------------------------------------------
Belgium                                      3,900,000             0.8
----------------------------------------------------------------------
Finland                                      2,677,368             0.6
----------------------------------------------------------------------
Other                                        5,671,205             1.2
                                          ------------           -----
Total                                     $469,299,173           100.0%
                                          ============           =====



1. Non-income producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 1999. The aggregate fair value of securities of affiliated companies held by the Fund as of March 31, 1999, amounts to $40,063,313. Transactions during the period in which the issuer was an affiliate are as follows:


                                 Shares                                            Shares
                                 September 30,      Gross          Gross           March 31,        Dividend
                                 1998               Additions      Reductions      1999             Income
------------------------------------------------------------------------------------------------------------
Coherent, Inc.                   1,050,000          600,000        --              1,650,000         $    --
------------------------------------------------------------------------------------------------------------
Neurogen Corp.                     260,000          840,000        --              1,100,000              --
------------------------------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.        100,000          428,900        --                528,900          24,840
                                                                                                      ------
                                                                                                     $24,840
                                                                                                     =======

3. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
ARP--Argentine                  Peso MXP--Mexican Peso
4. Represents the current interest rate for a variable rate security.
5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $13,575,893 or 2.86% of the Fund's net assets as of March 31, 1999.
7. Non-income producing--issuer is in default.
8. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.


See accompanying Notes to Financial Statements.







15 Oppenheimer Global Growth & Income Fund

Statement of Assets and Liabilities March 31, 1999 (Unaudited)



===============================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $397,286,468)                         $429,235,860
Affiliated companies (cost $49,016,688)                              40,063,313
-------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                      5,131,866
Interest, dividends and principal paydowns                            3,041,899
Shares of beneficial interest sold                                    1,777,735
Other                                                                     9,506
                                                                   ------------
Total assets                                                        479,260,179
===============================================================================
Liabilities
Bank overdraft                                                          636,988
-------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 2,279,064
Shares of beneficial interest redeemed                                  843,904
Distribution and service plan fees                                      277,762
Transfer and shareholder servicing agent fees                           100,051
Trustees' compensation--Note 1                                            92,790
Shareholder reports                                                      74,773
Custodian fees                                                           40,387
Other                                                                    40,241
                                                                   ------------
Total liabilities                                                     4,385,960

===============================================================================
Net Assets                                                         $474,874,219
                                                                   ============

===============================================================================
Composition of Net Assets
Paid-in capital                                                    $438,516,896
-------------------------------------------------------------------------------
Undistributed net investment income                                   1,935,699
-------------------------------------------------------------------------------
Accumulated net realized gain on investment and foreign
currency transactions                                                11,500,937
-------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies          22,920,687
                                                                   ------------
Net assets                                                         $474,874,219
                                                                   ============




16 Oppenheimer Global Growth & Income Fund












================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $267,187,534 and 15,410,308 shares of beneficial
interest outstanding)                                                    $17.34
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                              $18.40

-------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering  price per share
(based on net assets of $115,255,069 and 6,686,335 shares of
beneficial interest outstanding)                                          $17.24

-------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $92,431,616 and 5,362,672 shares of beneficial
interest outstanding)                                                    $17.24



See accompanying Notes to Financial Statements.












17 Oppenheimer Global Growth & Income Fund

Statement of Operations For the Six Months Ended March 31, 1999 (Unaudited)

===============================================================================
Investment Income
Interest (net of foreign withholding taxes of $44,134)              $ 4,544,555
-------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes
of $316,867)                                                          4,137,309
Affiliated companies                                                     24,840
                                                                     ----------
Total income                                                          8,706,704

===============================================================================
Expenses
Management fees--Note 4                                               1,705,903
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 302,447
Class B                                                                 503,853
Class C                                                                 417,697
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   532,070
-------------------------------------------------------------------------------
Shareholder reports                                                     100,525
-------------------------------------------------------------------------------
Custodian fees and expenses                                              80,125
-------------------------------------------------------------------------------
Registration and filing fees                                             21,142
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              19,443
-------------------------------------------------------------------------------
Trustees' compensation--Note 1                                           15,738
-------------------------------------------------------------------------------
Insurance expenses                                                        3,742
-------------------------------------------------------------------------------
Other                                                                    24,048
                                                                     ----------
Total expenses                                                        3,726,733
-------------------------------------------------------------------------------
Less expenses paid indirectly--Note 4                                    (1,433)
                                                                     ----------
Net expenses                                                          3,725,300
-------------------------------------------------------------------------------
Net Investment Income                                                 4,981,404
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments                                                           8,756,139
Foreign currency transactions                                         3,256,630
                                                                     ----------
Net realized gain                                                    12,012,769

-------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
Investments                                                          88,639,970
Translation of assets and liabilities denominated in
foreign currencies                                                   (9,719,806)
                                                                     ----------
Net change                                                           78,920,164
                                                                     ----------
Net realized and unrealized gain                                     90,932,933

================================================================================
Net Increase in Net Assets Resulting from Operations                $95,914,337
                                                                    ===========



See accompanying Notes to Financial Statements.





18 Oppenheimer Global Growth & Income Fund

Statements of Changes in  Net Assets

                                                      Six Months Ended     Year Ended
                                                      March 31, 1999       September 30,
                                                      (Unaudited)          1999
========================================================================================
Operations
Net investment income                                 $ 4,981,404            $ 4,964,736
----------------------------------------------------------------------------------------
Net realized gain                                      12,012,769             63,530,210
----------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                           78,920,164           (112,300,442)
                                                      -----------           ------------
Net increase (decrease) in net assets
resulting from operations                              95,914,337            (43,805,496)
========================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                (2,129,021)            (6,864,117)
Class B                                                  (472,929)            (1,464,595)
Class C                                                  (381,855)            (1,546,097)
----------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A                                                        --               (234,876)
Class B                                                        --                (68,516)
Class C                                                        --                (71,224)
----------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                               (34,264,562)           (10,520,713)
Class B                                               (13,693,083)            (2,432,947)
Class C                                               (11,499,964)            (3,038,690)
========================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                35,062,691             71,740,105
Class B                                                25,723,286             60,313,670
Class C                                                15,162,207             28,380,691
========================================================================================
Net Assets
Total increase                                        109,421,107             90,387,195
----------------------------------------------------------------------------------------
Beginning of period                                   365,453,112            275,065,917
                                                      -----------           ------------
End of period [including undistributed
(overdistributed) net investment income
of $1,935,699 and $(61,900), respectively]            $474,874,219          $ 365,453,112
                                                      ============          =============



See accompanying Notes to Financial Statements.





19 Oppenheimer Global Growth & Income Fund

Financial Highlights


                                            Class A
                                            ---------------------------------------------------------
                                            Six Months
                                            Ended
                                            March 31,           Year Ended September 30,
                                            1999 (Unaudited)       1998          1997         1996
=====================================================================================================
Per Share Operating Data
Net asset value, beginning of period         $16.03                 $19.36       $15.62        $14.98
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .22                    .29          .40           .47
Net realized and unrealized gain (loss)        3.80                  (1.90)        5.12          1.40
                                             ------                 ------        -----        ------
Total income (loss) from investment
operations                                     4.02                  (1.61)        5.52          1.87
-----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income           (.15)                  (.63)        (.40)         (.40)
Dividends in excess of net investment
income                                           --                   (.02)          --            --
Distributions from net realized gain          (2.56)                 (1.07)       (1.38)         (.83)
                                             ------                 ------        -----        ------
Total dividends and distributions
to shareholders                               (2.71)                 (1.72)       (1.78)        (1.23)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period               $17.34                 $16.03       $19.36        $15.62
                                             ======                 ======       ======        ======

=====================================================================================================
Total Return, at Net Asset Value(3)           26.18%                 (8.77)%      38.83%        13.28%
=====================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $267,188               $212,765     $181,716      $120,214
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $249,679               $216,009     $141,582      $115,186
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          2.61%(4)               1.62%        2.47%         2.65%
Expenses(5)                                    1.40%(4)               1.36%        1.43%         1.52%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       48%                   117%          91%          208%



1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from October 10, 1995 (inception of offering) to September 30, 1996.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.














20 Oppenheimer Global Growth & Income Fund


                                     Class B
--------------------------           ------------------------------------------------------------
                                     Six Months
                                     Ended
                                     March 31,           Year Ended September 30,
       1995           1994           1999 (Unaudited)    1998             1997              1996(2)
==================================================================================================

        $15.21         $14.09         $15.95                 $19.27         $15.57         $14.72
------------------------------------------------------------------------------------------------

           .45            .33            .18                    .23            .30            .36
           .54           1.62           3.75                  (1.96)          5.06           1.63
       -------         ------        -------                -------         ------        -------

           .99           1.95           3.93                  (1.73)          5.36           1.99
-------------------------------------------------------------------------------------------------

          (.40)          (.35)          (.08)                  (.51)          (.28)          (.31)

            --             --             --                   (.01)            --             --
          (.82)          (.48)         (2.56)                 (1.07)         (1.38)          (.83)
       -------         ------        -------                -------         ------        -------

         (1.22)          (.83)         (2.64)                 (1.59)         (1.66)         (1.14)
-------------------------------------------------------------------------------------------------
        $14.98         $15.21         $17.24                 $15.95         $19.27         $15.57
       =======         ======        =======                =======         ======        =======

=================================================================================================
          7.43%         13.96%         25.71%                 (9.42)%        37.69%         14.33%
=================================================================================================

      $113,341       $124,017       $115,255                $81,866        $37,071         $8,131
-------------------------------------------------------------------------------------------------
      $120,267       $117,164       $101,231                $63,012        $17,474         $3,815
-------------------------------------------------------------------------------------------------

          3.09%          2.44%          1.88%(4)               1.42%          1.77%          1.64%(4)
          1.63%          1.49%          2.15%(4)               2.11%          2.15%          2.28%(4)
-------------------------------------------------------------------------------------------------
           135%            87%            48%                   117%            91%           208%



5. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1999, were $211,358,623 and $199,188,642, respectively.






21 Oppenheimer Global Growth & Income Fund

                                           Class C
                                           ------------------------------------------------------
                                           Six Months
                                           Ended
                                           March 31,
                                           1999             Year Ended September 30,
                                           (Unaudited)      1998         1997        1996          1995        1994(1)
=======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $15.95           $19.26       $15.55       $14.92       $15.17       $14.85
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .16              .17          .28          .35          .35          .22
Net realized and unrealized gain (loss)       3.77            (1.91)        5.08         1.40          .53          .87
                                           -------           ------      -------       ------       ------       ------
Total income (loss) from investment
operations                                   3.93             (1.74)        5.36         1.75          .88         1.09
-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income         (.08)             (.48)        (.27)        (.29)        (.31)        (.29)
Dividends in excess of net investment
income                                         --              (.02)          --           --           --           --
Distributions from net realized gain        (2.56)            (1.07)       (1.38)        (.83)        (.82)        (.48)
                                           -------           ------      -------       ------       ------       ------
Total dividends and distributions
to shareholders                             (2.64)            (1.57)       (1.65)       (1.12)       (1.13)        (.77)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $17.24            $15.95       $19.26       $15.55       $14.92       $15.17
                                           =======           ======      =======       ======       ======       ======

=======================================================================================================================
Total Return, at Net Asset Value(3)         25.70%            (9.43)%      37.74%       12.45%        6.61%        7.41%
=======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                            $92,432           $70,822      $56,278       $35,70      $28,295      $17,008
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $84,256           $65,502      $43,338      $31,371      $22,211      $ 7,896
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        1.87%(4)          0.86%        1.71%        1.87%        2.36%        1.85%(4)
Expenses(5)                                  2.15%(4)          2.12%        2.18%        2.28%        2.39%        2.44%(4)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                     48%              117%          91%         208%         135%          87%



1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from October 10, 1995 (inception of offering) to September 30, 1996.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.
5. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1999, were $211,358,623 and $199,188,642, respectively.

See accompanying Notes to Financial Statements.


22 Oppenheimer Global Growth & Income Fund

Notes to Financial Statements (Unaudited)

===============================================================================
1.  Significant  Accounting Policies
Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal, while providing current income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that particular class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
Investment Valuation.
Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.





23 Oppenheimer Global Growth & Income Fund

===============================================================================
1. Significant Accounting Policies  (continued)
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 1999, a provision of $3,086 was made for the Fund's projected benefit obligations and payments of $9,434 were made to retired trustees, resulting in an accumulated liability of $94,040 as of March 31, 1999.





24 Oppenheimer Global Growth & Income Fund

===============================================================================
The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

-------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

-------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.








25 Oppenheimer Global Growth & Income Fund

===============================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
-------------------------------------------------------------------------------


                              Six Months Ended March 31, 1999        Year Ended September 30, 1998
                              -------------------------------        -----------------------------
                             Shares             Amount                    Shares       Amount
--------------------------------------------------------------------------------------------------
Class A:
Sold                          2,935,643          $ 49,805,044         8,166,418       $151,105,616
Dividends and
distributions reinvested      2,127,687            34,784,762           985,898         16,923,623
Redeemed                     (2,927,039)          (49,527,115)       (5,266,895)       (96,289,134)
                             ----------          ------------        ----------       ------------
Net increase                  2,136,291          $ 35,062,691         3,885,421       $ 71,740,105
                             ==========          ============        ==========       ============

--------------------------------------------------------------------------------------------------
Class B:
Sold                          1,445,117          $ 24,317,252         3,694,602       $ 69,285,741
Dividends and
distributions reinvested        827,672            13,445,239           218,630          3,732,968
Redeemed                       (718,584)          (12,039,205)         (705,388)       (12,705,039)
                             ----------          ------------        ----------       ------------
Net increase                  1,554,205          $ 25,723,286         3,207,844       $ 60,313,670
                             ==========          ============        ==========       ============

--------------------------------------------------------------------------------------------------
Class C:
Sold                            859,376          $ 14,486,363         2,110,026       $ 39,519,237
Dividends and
distributions reinvested        682,883            11,092,656           258,216          4,399,103
Redeemed                       (620,471)          (10,416,812)         (850,145)       (15,537,649)
                             ----------          ------------        ----------       ------------
Net increase                    921,788          $ 15,162,207         1,518,097       $ 28,380,691
                             ==========          ============        ==========       ============




===============================================================================
3. Unrealized Gains and Losses on Investments

As of March 31, 1999, net unrealized appreciation on investments of $22,996,017 was composed of gross appreciation of $77,175,753, and gross depreciation of $54,179,736.




26 Oppenheimer Global Growth & Income Fund

===============================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the six months ended March 31, 1999 was 0.79% of average annual net assets for each class of shares.
     For the six months ended March 31, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $445,115, of which $130,803 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $42,249, $742,566 and $120,938, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $69,003 and $2,266, respectively. During the six months ended March 31, 1999, OFDI received contingent deferred sales charges of $131,319 and $9,441, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1999, OFDI paid $27,140 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.





27 Oppenheimer Global Growth & Income Fund

===============================================================================
4. Management Fees and Other Transactions with Affiliates (continued)
The Fund has adopted a Distribution and Service Plan for Class B shares to compensate OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended March 31, 1999, OFDI paid $2,998 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $445,847 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1999, OFDI had incurred excess distribution and servicing costs of $3,299,332 for Class B.
     The Fund has adopted a Distribution and Service Plan for Class C shares to reimburse OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1999, OFDI paid $7,351 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $259,332 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1999, OFDI had incurred excess distribution and servicing costs of $872,715 for Class C.







28 Oppenheimer Global Growth & Income Fund

===============================================================================
5. Foreign Currency Contracts
A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

===============================================================================
6. Illiquid and Restricted Securities
As of March 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of March 31, 1999, was $20,000, which represents 0.004% of the Fund's net assets.






29 Oppenheimer Global Growth & Income Fund

===============================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
     The Fund had no borrowings outstanding during the six months ended March 31, 1999.







30 Oppenheimer Global Growth & Income Fund

Oppenheimer Global Growth & Income Fund

===============================================================================
Officers and Trustees   Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Galli, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        Frank Jennings, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary


===============================================================================
Investment Advisor      OppenheimerFunds, Inc.

===============================================================================
Distributor             OppenheimerFunds Distributor, Inc.

===============================================================================
Transfer and
Shareholder
Servicing Agent         OppenheimerFunds Services

===============================================================================
Custodian of            The Bank of New York
Portfolio Securities

===============================================================================
Independent Auditors    KPMG LLP

===============================================================================
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein

                        The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                        This is a copy of a report to shareholders of Oppenheimer Global Growth & Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Growth & Income Fund. For material information concerning the Fund, see the Prospectus.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



31 Oppenheimer Global Growth & Income Fund

Information and services
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RS0215.001.0399  May 28, 1999